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Exhibit 10.31

SUPPLEMENTAL AGREEMENT

                        THIS SUPPLEMENTAL AGREEMENT ("Agreement") is made and entered into as of February 23, 2006 by and between SOVRAN ACQUISITION LIMITED PARTNERSHIP, 6467 Main Street, Buffalo, New York 14221 ("Purchaser") and WASHINGTON STREET, LP, LEMAY MERRY, LP, MANCHESTER MINI, LP, SHACKELFORD MINI, LP, ST CHARLES ROCK ROAD, LP, MCSTORAGE MINI, LP, MINI OLD KATY, LP, MILL HAVEN MINI, LP, HOWDERSHELL MINI, LP, HULEN INVESTORS, LLC, GENERAL DEGAULLE, LP, PINELLAS LLC, MINI/USA VENTURES I, LP, LITTLE ROAD, LP, BROADWAY SELF STORAGE, LLC, SUNSET HOLDINGS, LLC, LITTLE ROAD II, LP, RIVERBEND ENTERPRISES, LTD., BLANCO ROAD, LP, 75 & GOLDMARK, LLC, CORNERSTONE MANANA, LP, 5440 Harvest Hill Road, Suite 166, Dallas, Texas 75230 (each a "Company" and collectively the "Companies" or "Seller").

RECITALS

                        WHEREAS, Seller and Purchaser entered into a purchase agreement dated as of February 7, 2006 ("Purchase Agreement") pertaining to the properties identified in attached Exhibit A; and

                        WHEREAS, Seller and Purchaser desire to supplement the Purchase Agreement so as to complete Exhibit A and Schedule 2.3(g) of the Purchase Agreement, and to identify the list of Personal Property to be attached to the Bill of Sale as Schedule B thereto.

                        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchase hereby agree as follows:

                        1.       Exhibit A attached hereto shall be deemed to be a part of, and is hereby incorporated in, the Purchase Agreement as Exhibit A thereto. Each Site comprising the Property is identified in attached Exhibit A. The Purchase Price shall be allocated as set forth in attached Exhibit A.

                        2.       Schedule B attached hereto shall be deemed to be a part of, and is hereby incorporated in, the Purchase Agreement as Schedule B to the Bill of Sale, which Bill of Sale is attached to the Purchase Agreement as Exhibit B. Schedule B is a list of Personal Property to be transferred to Purchaser at Closing.

                        3.       Schedule 2.3(g) attached hereto shall be deemed to be a part of, and is hereby incorporated in, the Purchase Agreement as Schedule 2.3(g) thereto.

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                        4.       This Agreement may be signed in counterparts, and by facsimile signatures, which facsimile counterparts shall be deemed originals for all purposes, and which together shall be deemed one agreement.

                        5.       Capitalized terms herein shall have the same meaning as those set forth in the Purchase Agreement.

                        6.       The Purchase Agreement, as hereby supplemented, remains in full force and effect.

                        IN WITNESS WHEREOF, the parties have executed this Agreement as of the dates indicated below:

SOVRAN ACQUISITION LIMITED PARTNERSHIP By: SOVRAN HOLDINGS, INC., its general partner By:____________________________ ________ Paul T. Powell Date Sr. Vice President

WASHINGTON STREET, LP By: WASHINGTON STREET GP, INC., its sole general partner By:____________________________ ________ Fred A. Gans Date President

LEMAY FERRY, LP By: MINI/USA EQUITIES, INC., its sole general partner By:____________________________ ________ Fred A. Gans Date President

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MANCHESTER MINI, LP By: MANCHESTER MINI GP, INC., its sole general partner By:____________________________ _________ Fred A. Gans Date President

SHACKELFORD MINI, LP By: SHACKELFORD MINI GP, INC., its sole general partner By:____________________________ ________ Fred A. Gans Date President

ST CHARLES ROCK ROAD, LP By: MINI/USA EQUITIES, INC., its sole general partner By:____________________________ _________ Fred A. Gans Date President

MCSTORAGE MINI, LP By: MCSTORAGE MINI GP, INC., its sole general partner By:____________________________ ________ Fred A. Gans Date President

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MINI OLD KATY, LP By: MINI OLD KATY GP, INC., its sole general partner By:____________________________ _________ Fred A. Gans Date President

MILL HAVEN MINI, LP By: MILL HAVEN MINI GP, INC., its sole general partner By:____________________________ ________ Fred A. Gans Date President

HOWDERSHELL MINI, LP By: CORNERSTONE STORAGE EQUITIES, INC. its sole general partner By:____________________________ _________ Fred A. Gans Date President

HULEN INVESTORS, LLC By: FARMINGTON SQUARE, INC., its sole member By:____________________________ ________ Fred A. Gans Date By Power of Attorney, as attorney-in-fact for James R. Vosburgh, President

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GENERAL DEGAULLE, LP By: GENERAL DEGAULLE GP, INC., its sole general partner By:____________________________ _________ Fred A. Gans Date President

PINELLAS LLC

By:      VOSBURGH INVESTMENTS, LP, member

By:___________________________   ________
      Fred A. Gans                                      Date
      By Power of Attorney, as attorney-in-fact for
      James R. Vosburgh, general partner

By:     VOSBURGH PROPERTIES, LP, member

By:___________________________   ________
      Fred A. Gans                                       Date
      By Power of Attorney, as attorney-in-fact for
      James R. Vosburgh, manager

By:     TGF TRUST, member

By:____________________________ ________
      Fred A. Gans                                       Date
      Trustee

MINI/USA VENTURES I , LP By: MINI/USA DEVELOPMENT, LP, its sole general partner By: MINI/USA VENTURES, INC. By:____________________________ _________ Fred A. Gans Date President

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LITTLE ROAD, LP By: LITTLE ROAD GP, INC., its sole general partner By:____________________________ ________ Fred A. Gans Date President

BROADWAY SELF STORAGE, LLC

By:____________________________  _________
      Fred A. Gans, member                          Date

By:     TGF TRUST, member

By:____________________________  _________
      Fred A. Gans                                         Date
      Trustee

By:     VOSBURGH INVESTMENTS, LP, member

By:____________________________  _________
      Fred A. Gans                                         Date
      By Power of Attorney, as attorney-in-fact for
      James R. Vosburgh, general partner

SUNSET HOLDINGS, LLC

By:____________________________  _________
      Fred A. Gans                                         Date
      By Power of Attorney, as attorney-in-fact for
      James R. Vosburgh, member

By:     LIES INVESTMENTS, LP, member

By:____________________________  _________
      Fred A. Gans                                        Date
      By Power of Attorney, as attorney-in-fact for
      Michael Lies, general partner

By:      VOSBURGH INVESTEMENTS, LP, member

By:____________________________  _________
      Fred A. Gans                                         Date
      By Power of Attorney, as attorney-in-fact for
      James R. Vosburgh, general partner

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LITTLE ROAD II, LP By: LITTLE ROAD II GP, INC., its sole general partner By:____________________________ ________ Fred A. Gans Date President

RIVERBEND ENTERPRISES, LTD.

By: VL LIMITED, INC., its sole general partner

By:____________________________  _________
      Fred A. Gans                                         Date
      By Power of Attorney, as attorney-in-fact for
      James R. Vosburgh, President

BLANCO ROAD, LP

By:      CORNERSTONE EQUITIES, INC., its sole
            general partner

By:____________________________  ________
      Fred A. Gans                                        Date
      President

75 & GOLDMARK, LLC

By:     VOSBURGH INVESTMENTS, LP, member

By:____________________________  _________
      Fred A. Gans                                        Date
      By Power of Attorney, as attorney-in-fact for
      James R. Vosburgh, general partner

By:      TGF TRUST, member

By:____________________________  _________
      Fred A. Gans                                        Date
      Trustee

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CORNERSTONE MANANA, LP By: CORNERSTONE MANANA GP, INC., its general partner By:____________________________ ________ Fred A. Gans Date President

Escrow Agent: CHICAGO TITLE INSURANCE COMPANY By:___________________________ __________ Name: Date Title: